SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

Georgia Bancshares, Inc.
(Exact name of registrant
as specified in its charter)

Georgia	000-50188	58-2646154
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

100 Westpark Drive, Peachtree City, Georgia 30269
(Address of principal executive offices)   (Zip Code)

(770) 631-9488
(Telephone Number)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements.    Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

            Exhibit No.        Exhibit

99.1 Earnings Press Release of Georgia Bancshares, Inc. dated May 14, 2004.

Item 12. Results of Operations and Financial Condition.

On May 14, 2004, Georgia Bancshares, Inc., holding company for The Bank of Georgia, issued a press release announcing its financial results for the period ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA BANCSHARES, INC. By: /s/ C. Lynn Gable Name: C. Lynn Gable Title: Chief Financial Officer

Dated: May 14, 2004

EXHIBIT INDEX

Exhibit Number              Description

99.1 Earnings Press Release of Georgia Bancshares, Inc. dated May 14, 2004.

4